EXHIBIT 99.1

                               COMCAST CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of Comcast Corporation ("Comcast") as of June 30, 2003 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of Comcast for the six months ended June 30, 2003 and the years ended December 31, 2002, 2001 and 2000 give effect to the sale of Comcast's approximate 57% interest in QVC, Inc. ("QVC"). The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the sale of QVC occurred on June 30, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the sale of QVC occurred on January 1, 2000, with all statements presented subject to the assumptions and adjustments as set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. Additionally, the following Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002 gives effect to our acquisition of AT&T Corp's broadband division ("Broadband") on November 18, 2002, as if the acquisition occurred on January 1, 2002.

On September 17, 2003, Comcast, in accordance with the Amended and Restated Stock Purchase Agreement dated as of June 30, 2003 and executed on July 3, 2003 (the "Agreement"), among Comcast QVC, Inc. ("Comcast QVC"), Comcast, Liberty Media Corporation ("Liberty") and QVC, among other things, completed the sale to Liberty of all shares of QVC common stock held by a number of direct wholly-owned subsidiaries of Comcast QVC for an aggregate amount of approximately $4 billion principal amount of Liberty's Floating Rate Senior Notes due 2006 (the "Liberty Notes"), approximately $1.35 billion in cash and approximately 218 million shares of Liberty Series A common stock. Pursuant to the Agreement, the shares of Liberty Series A common stock received by Comcast QVC were valued at $11.71 per share and represent approximately 7.5% of Liberty's common stock outstanding. The shares had a market value on the closing date of $10.73 per share, which was used for valuing such consideration in the accompanying unaudited pro forma condensed consolidated financial statements. Resales of the Liberty Notes and shares of Liberty Series A common stock received in the transaction have been registered with the Securities and Exchange Commission pursuant to the Agreement. On September 24, 2003, Comcast, through its wholly-owned indirect subsidiaries, sold an aggregate of $3.0 billion principal amount of the Liberty Notes for net proceeds of approximately $3.0 billion. Comcast will report QVC as a discontinued operation, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

On November 18, 2002, Comcast purchased Broadband in exchange for consideration aggregating $50.780 billion, consisting of $25.495 billion of Comcast common stock and options, $24.860 billion of assumed debt and $425 million of transaction costs directly related to the acquisition. The allocation of the purchase price for the Broadband acquisition is preliminary and subject to adjustment as additional information is obtained.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not necessarily represent what Comcast's financial position or results of operations would have been had the sale of QVC or the purchase of Broadband occurred on such dates or to project Comcast's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of Comcast.

                                                       COMCAST CORPORATION
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                        AT JUNE 30, 2003

                                                                                         (Dollars in millions)
                                                                        Historical   Historical     Pro Forma        Pro Forma
                                                                         Comcast       QVC (a)     Adjustments        Comcast
                                                                       ------------  -----------   -----------      -----------
ASSETS
------
CURRENT ASSETS
   Cash and cash equivalents.........................................        $1,324        ($508)       $1,350(b)        $2,166
   Investments.......................................................         2,161          (17)                         2,144
   Accounts receivable, net..........................................         1,376         (532)                           844
   Inventories, net..................................................           506         (506)
   Deferred income taxes.............................................           137         (137)
   Other current assets..............................................           389          (21)                           368
                                                                       ------------  -----------   -----------      -----------
       Total current assets..........................................         5,893       (1,721)        1,350            5,522
                                                                       ------------  -----------   -----------      -----------
INVESTMENTS..........................................................        13,386           (4)        6,336(b)(g)     19,718
PROPERTY AND EQUIPMENT, net..........................................        19,079         (487)                        18,592
FRANCHISE RIGHTS.....................................................        48,332                                      48,332
GOODWILL.............................................................        17,182         (835)                        16,347
OTHER INTANGIBLE ASSETS, net.........................................         4,864         (170)                         4,694
OTHER NONCURRENT ASSETS, net.........................................           786          (94)                           692
                                                                       ------------  -----------   -----------      -----------
                                                                           $109,522      ($3,311)       $7,686         $113,897
                                                                       ============  ===========   ===========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
   Accounts payable..................................................        $1,507        ($399)       $                $1,108
   Accrued expenses and other current liabilities....................         5,060         (392)        1,980(b)         6,648
   Deferred income taxes.............................................           557                                         557
   Current portion of long-term debt.................................         2,416                                       2,416
                                                                       ------------  -----------   -----------      -----------
       Total current liabilities.....................................         9,540         (791)        1,980           10,729
                                                                       ------------  -----------   -----------      -----------
LONG-TERM DEBT, less current portion.................................        29,923                                      29,923
                                                                       ------------  -----------   -----------      -----------
DEFERRED INCOME TAXES................................................        23,622           (4)          841(b)        24,459
                                                                       ------------  -----------   -----------      -----------
OTHER NONCURRENT LIABILITIES.........................................         5,542          (53)                         5,489
                                                                       ------------  -----------   -----------      -----------
MINORITY INTEREST....................................................         2,814         (981)                         1,833
                                                                       ------------  -----------   -----------      -----------
STOCKHOLDERS' EQUITY.................................................        38,081       (1,482)        4,865(b)        41,464
                                                                       ------------  -----------   -----------      -----------
                                                                           $109,522      ($3,311)       $7,686         $113,897
                                                                       ============  ===========   ===========      ===========



See notes to unaudited pro forma condensed consolidated financial statements.




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



                                           COMCAST CORPORATION
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                         STATEMENT OF OPERATIONS
                                 FOR THE SIX MONTHS ENDED JUNE 30, 2003




                                                                               (Dollars in millions, except per share data)

                                                                              Historical   Historical   Pro Forma    Pro Forma
                                                                               Comcast      QVC (a)    Adjustments    Comcast
                                                                            ------------- -----------  -----------   ---------
REVENUES
    Service revenues.......................................................        $9,040      $               $10(c)   $9,050
    Net sales from electronic retailing....................................         2,163      (2,163)
                                                                            ------------- -----------  -----------   ---------
                                                                                   11,203      (2,163)          10       9,050
                                                                            ------------- -----------  -----------   ---------
COSTS AND EXPENSES
    Operating (excluding depreciation).....................................         3,808        (263)          10(c)    3,555
    Cost of goods sold from electronic retailing (excluding depreciation)..         1,370      (1,370)
    Selling, general and administrative....................................         2,556        (100)                   2,456
    Depreciation...........................................................         1,636         (40)                   1,596
    Amortization...........................................................           749         (25)                     724
                                                                            ------------- -----------  -----------   ---------
                                                                                   10,119      (1,798)          10       8,331
                                                                            ------------- -----------  -----------   ---------
OPERATING INCOME...........................................................         1,084        (365)                     719
OTHER INCOME (EXPENSE)
    Interest expense.......................................................        (1,017)          3                   (1,014)
    Investment loss, net ..................................................          (221)        (14)                    (235)
    Equity in net losses of affiliates.....................................           (21)          4                      (17)
    Other income...........................................................            42                                   42
                                                                            ------------- -----------  -----------   ---------
                                                                                   (1,217)         (7)                  (1,224)
                                                                            ------------- -----------  -----------   ---------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
    MINORITY INTEREST......................................................          (133)       (372)                    (505)
INCOME TAX (EXPENSE) BENEFIT...............................................            (9)        137                      128
                                                                            ------------- -----------  -----------   ---------

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST...................          (142)       (235)                    (377)
MINORITY INTEREST..........................................................          (177)        106                      (71)
                                                                            ------------- -----------  -----------   ---------
LOSS FROM CONTINUING OPERATIONS............................................         ($319)      ($129)      $            ($448)
                                                                            ============= ===========  ===========   =========

BASIC LOSS FROM CONTINUING OPERATIONS FOR COMMON STOCKHOLDERS
    PER COMMON SHARE.......................................................        ($0.14)                              ($0.20)
                                                                            =============                            =========

DILUTED LOSS FROM CONTINUING OPERATIONS FOR COMMON STOCKHOLDERS
    PER COMMON SHARE.......................................................        ($0.14)                              ($0.20)
                                                                            =============                            =========



See notes to unaudited pro forma condensed consolidated financial statements.


                                                 COMCAST CORPORATION
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                               STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                     (Amounts in millions, except per share data)

                                                     Historical    Historical     Broadband   Historical   Pro Forma   Pro Forma
                                                       Comcast   Broadband (d)  Adjustments (e) QVC (a)   Adjustments   Comcast
                                                     ----------- -------------- ------------- ----------- -----------  ----------
REVENUES
   Service revenues..................................     $8,079         $8,693          ($41)   $               $38(c)  $16,769
   Net sales from electronic retailing...............      4,381                                   (4,381)
                                                     ----------- -------------- ------------- ----------- -----------  ----------
                                                          12,460          8,693           (41)     (4,381)         38      16,769
                                                     ----------- -------------- ------------- ----------- -----------  ----------
COSTS AND EXPENSES
   Operating (excluding depreciation)................      3,511          4,612           (27)       (519)         35(c)    7,612
   Cost of goods sold from electronic retailing
     (excluding depreciation)........................      2,793                                   (2,793)
   Selling, general and administrative...............      2,465          2,411           (10)       (211)                  4,655
   Depreciation......................................      1,775          2,414          (814)        (81)                  3,294
   Amortization......................................        257            188           954         (39)          3(c)    1,363
   Goodwill and franchise impairment charges.........                    16,525                                            16,525(f)
   Asset impairment, restructuring and other charges.                        56                                                56
                                                     ----------- -------------- ------------- ----------- -----------  ----------
                                                          10,801         26,206           103      (3,643)         38      33,505
                                                     ----------- -------------- ------------- ----------- -----------  ----------
OPERATING INCOME (LOSS)..............................      1,659        (17,513)         (144)       (738)                (16,736)
OTHER INCOME (EXPENSE)
   Interest expense..................................       (884)        (1,306)           (5)         14                  (2,181)
   Investment loss, net .............................       (605)        (1,263)                       92                  (1,776)
   Equity in net losses of affiliates................       (103)                      (1,005)          8                  (1,100)
   Other income......................................          3            439                                               442
                                                     ----------- -------------- ------------- ----------- -----------  ----------
                                                          (1,589)        (2,130)       (1,010)        114                  (4,615)
                                                     ----------- -------------- ------------- ----------- -----------  ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES, MINORITY INTEREST,
   EXTRAORDINARY ITEMS AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE..............................         70        (19,643)       (1,154)       (624)                (21,351)
INCOME TAX (EXPENSE) BENEFIT.........................       (134)         5,776           443         262                   6,347
                                                     ----------- -------------- ------------- ----------- -----------  ----------
 LOSS FROM CONTINUING OPERATIONS BEFORE
   MINORITY INTEREST, EXTRAORDINARY ITEMS AND
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE............        (64)       (13,867)         (711)       (362)                (15,004)
NET LOSS RELATED TO EQUITY INVESTMENTS...............                      (619)          619
MINORITY INTEREST....................................       (212)          (256)          155         169                    (144)
                                                     ----------- -------------- ------------- ----------- -----------  ----------
LOSS FROM CONTINUING OPERATIONS BEFORE
   EXTRAORDINARY ITEMS AND CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE.......................      ($276)      ($14,742)          $63       ($193)     $         ($15,148)
                                                     =========== ============== ============= =========== ===========  ==========
BASIC LOSS FROM CONTINUING OPERATIONS FOR
   COMMON STOCKHOLDERS PER COMMON SHARE..............     ($0.25)                                                          ($6.59)
                                                     ===========                                                       ==========
DILUTED LOSS FROM CONTINUING OPERATIONS FOR
   COMMON STOCKHOLDERS PER COMMON SHARE..............     ($0.25)                                                          ($6.59)
                                                     ===========                                                       ==========

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING - BASIC........................      1,110                        1,189                               2,299
                                                     ===========                =============                          ==========

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING - ASSUMING DILUTION............      1,110                        1,189                               2,299
                                                     ===========                =============                          ==========




See notes to unaudited pro forma condensed consolidated financial statements.

                                                COMCAST CORPORATION
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                     (Dollars in millions, except per share data)

                                                                                 Historical   Historical     Pro Forma    Pro Forma
                                                                                   Comcast      QVC (a)     Adjustments    Comcast
                                                                                 -----------  -----------   -----------   ---------
REVENUES
   Service revenues.............................................................      $5,919       $                $18 (c)  $5,937
   Net sales from electronic retailing..........................................       3,917       (3,917)
                                                                                 -----------  -----------   -----------   ---------
                                                                                       9,836       (3,917)           18       5,937
                                                                                 -----------  -----------   -----------   ---------
COSTS AND EXPENSES
   Operating (excluding depreciation)...........................................       2,906         (478)           18 (c)   2,446
   Cost of goods sold from electronic retailing (excluding depreciation)........       2,514       (2,514)
   Selling, general and administrative..........................................       1,746         (203)                    1,543
   Depreciation.................................................................       1,211          (81)                    1,130
   Amortization.................................................................       2,205          (62)                    2,143
                                                                                 -----------  -----------   -----------   ---------
                                                                                      10,582       (3,338)           18       7,262
                                                                                 -----------  -----------   -----------   ---------
OPERATING LOSS .................................................................        (746)        (579)                   (1,325)
OTHER INCOME (EXPENSE)
   Interest expense.............................................................        (734)          26                      (708)
   Investment income, net ......................................................       1,062          (91)                      971
   Equity in net losses of affiliates...........................................         (29)          13                       (16)
   Other income.................................................................       1,301            4                     1,305
                                                                                 -----------  -----------   -----------   ---------
                                                                                       1,600          (48)                    1,552
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
   MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE.................         854         (627)                      227
INCOME TAX EXPENSE..............................................................        (470)         254                      (216)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE...................................         384         (373)                       11
MINORITY INTEREST...............................................................        (160)         153                        (7)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE..................................................        $224        ($220)       $               $4
                                                                                 ===========  ===========   ===========   =========
BASIC EARNINGS FROM CONTINUING OPERATIONS FOR COMMON STOCKHOLDERS
   PER COMMON SHARE BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE...............       $0.24                                  $0.00
                                                                                 ===========                              =========
DILUTED EARNINGS FROM CONTINUING OPERATIONS FOR COMMON STOCKHOLDERS
   PER COMMON SHARE BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE...............       $0.23                                  $0.00
                                                                                 ===========                              =========



See notes to unaudited pro forma condensed consolidated financial statements.

                                                 COMCAST CORPORATION
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                               STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                    (Dollars in millions, except per share data)

                                                                                 Historical   Historical     Pro Forma    Pro Forma
                                                                                   Comcast      QVC (a)     Adjustments    Comcast
                                                                                 -----------  -----------   -----------   ---------
REVENUES
   Service revenues.............................................................      $4,821       $                $15(c)   $4,836
   Net sales from electronic retailing..........................................       3,536       (3,536)
                                                                                 -----------  -----------   -----------   ---------
                                                                                       8,357       (3,536)           15       4,836
                                                                                 -----------  -----------   -----------   ---------
COSTS AND EXPENSES
   Operating (excluding depreciation)...........................................       2,210         (439)           15(c)    1,786
   Cost of goods sold from electronic retailing (excluding depreciation)........       2,285       (2,285)
   Selling, general and administrative..........................................       1,404         (193)                    1,211
   Depreciation.................................................................         837          (58)                      779
   Amortization.................................................................       1,782          (68)                    1,714
                                                                                 -----------  -----------   -----------   ---------
                                                                                       8,518       (3,043)           15       5,490
                                                                                 -----------  -----------   -----------   ---------
OPERATING LOSS..................................................................        (161)        (493)                     (654)
OTHER INCOME (EXPENSE)
   Interest expense.............................................................        (728)          35                      (693)
   Investment income............................................................         984          (24)                      960
   Income related to indexed debt...............................................         666                                    666
   Equity in net losses of affiliates...........................................         (22)           5                       (17)
   Other income.................................................................       2,826                                  2,826
                                                                                 -----------  -----------   -----------   ---------
                                                                                       3,726           16                     3,742
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST............................................................       3,565         (477)                    3,088
INCOME TAX EXPENSE..............................................................      (1,429)         217                    (1,212)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST......................       2,136         (260)                    1,876
MINORITY INTEREST...............................................................        (115)         112                        (3)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS...............................................      $2,021        ($148)       $           $1,873
                                                                                 ===========  ===========   ===========   =========
BASIC EARNINGS FROM CONTINUING OPERATIONS FOR COMMON
   STOCKHOLDERS PER COMMON SHARE................................................       $2.24                                  $2.08
                                                                                 ===========                              =========
DILUTED EARNINGS FROM CONTINUING OPERATIONS FOR COMMON
   STOCKHOLDERS PER COMMON SHARE................................................       $2.13                                  $1.97
                                                                                 ===========                              =========




See notes to unaudited pro forma condensed consolidated financial statements.

                               COMCAST CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) This column deducts the historical balances and results of operations of QVC to reflect the sale of QVC.

(b) To reflect the consideration received from Liberty in the form of $1.350 billion in cash, approximately 218 million shares of Liberty's Series A common stock with a fair value of $2.336 billion at September 17, 2003 and $4.0 billion in three-year senior unsecured notes. The consideration received, net of $46 million in transaction costs, over Comcast's carrying value of the net assets of QVC is expected to result in an estimated gain of approximately $3.3 billion, net of tax.

(c) Adjustment reflects the reversal of the elimination of intercompany transactions between Comcast's cable operations, including Broadband, and QVC.

(d) Comcast's results include the results of Broadband for the period from November 19, 2002 through December 31, 2002. Historical Broadband's results represent Broadband's results for the period from January 1, 2002 through November 18, 2002. Both the Comcast results and the Historical Broadband results exclude the cable systems serving approximately 317,000 subscribers that have been sold to Bresnan Broadband Holdings and treated as discontinued operations as of the Broadband acquisition date.

(e) Broadband adjustments reflect the elimination of intercompany transactions between Comcast and Broadband, the change in depreciation and amortization expense as a result of recording the related balance sheet amounts at their fair value, the change in interest expense to reflect the effective interest rates for the new borrowing and the fair value of assumed debt, the reclassification of equity in net losses in affiliates to conform to Comcast's presentation, the related tax effects of the above adjustments, and the shares issued in the transaction.

(f) The Broadband historical amounts include a $16.5 billion charge incurred in the second quarter of 2002 related to the impairment of franchise rights and goodwill. This charge was directly related to Comcast's acquisition of Broadband and was based upon the value of Comcast's shares to be exchanged in the acquisition as compared to the net book value of Broadband at the time of the impairment test.

(g) On September 24, 2003, Comcast, through its wholly-owned indirect subsidiaries, sold an aggregate of $3.0 billion principal amount of the Liberty Notes for net proceeds of approximately $3.0 billion. The unaudited pro forma condensed consolidated balance sheet does not reflect the sale of such Liberty Notes.